As filed with the Securities and Exchange Commission on June 21, 2005


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 20, 2005


                                SPECTRASITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                001-31769                                56-2027322
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         (Commission File Number)        (I.R.S. Employer Identification Number)


400 Regency Forest Drive, Cary, North Carolina             27511
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    (Address of principal executive offices)             (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

MESSRS. CLARK, BILTZ AND SLAVEN EMPLOYMENT AGREEMENT AMENDMENTS

             Effective as of June 20, 2005, SpectraSite, Inc. (the "Registrant") amended its employment agreements with each of Stephen H. Clark, the Registrant's Chief Executive Officer, Timothy G. Biltz, the Registrant's Chief Operating Officer and Mark A. Slaven, the Registrant's Chief Financial Officer, in order to comply with new Section 409A of the Internal Revenue Code, as added by the American Jobs Creation Act of 2004. The amendments provide that if the employment of any of Messrs. Clark, Biltz and Slaven is terminated in a manner which entitles him to the payment of severance, the severance payments do not commence until six months after the date of the termination, with the first severance payment to include any severance installments deferred due to the six-month delay (plus interest) and the remaining severance installments paid as scheduled.

             In addition, in connection with the transactions contemplated by that Agreement and Plan of Merger by and among the Registrant, American Tower Corporation and Asteroid Merger Sub, LLC (the "Merger Agreement"), the Registrant has amended its employment agreement with Mr. Slaven to provide for a payment to Mr. Slaven of up to $2,056,000 to reimburse him (on a grossed-up basis) for any "golden parachute" excise taxes (and any related interest or penalties) to which he may become subject under Section 4999 of the Internal Revenue Code in connection with a change of control of the Registrant. The Registrant has also amended its employment agreement with Mr. Slaven to provide for a reimbursement of up to $17,500 (plus an additional amount so that Mr. Slaven retains $17,500 after payment of all income and employment taxes) for a down payment on real estate that may be lost by him as a result of the anticipated termination of his employment in connection with the Company's upcoming merger into a subsidiary of American Tower Corporation (the "Merger").

             The foregoing description of the amendments to the Registrant's employment agreements with each of Messrs. Clark, Biltz and Slaven does not purport to be complete and is qualified in its entirety by reference to the employment agreement amendments that are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.


MR. ALBERT STOCK OPTION AGREEMENT AMENDMENT

             Effective as of June 20, 2005, in connection with the transactions contemplated by the Merger Agreement, the Registrant amended a Stock Option Agreement entered into between the Registrant and outside director Paul M. Albert, Jr. dated March 12, 2003 (the "Option Agreement") to provide that if Mr. Albert is not selected to serve as a member of the Board of Directors of American Tower Corporation upon and following the Merger, any unvested portion of option represented by the Option Agreement shall become fully vested and exercisable as of such date.

             The foregoing description of the amendment to Mr. Albert's Stock Option Agreement does not purport to be complete and is qualified in its entirety by reference to the amendment to Mr. Albert's Stock Option Agreement, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial statements of businesses acquired.

             Not applicable

(b)          Pro forma financial information.

             Not applicable

(c)          Exhibits.

             EXHIBIT NO.     DESCRIPTION
             -----------     -----------

                10.1         Amendment to Stephen H. Clark Employment Agreement

                10.2         Amendment to Timothy G. Biltz Employment Agreement

                10.3         Amendment to Mark A. Slaven Employment Agreement

                10.4         Amendment to Paul M. Albert, Jr. Stock Option
                             Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SPECTRASITE, INC.



Date:  June 21, 2005                        By:  /s/ Mark A. Slaven
                                                 ---------------------------
                                                 Name:  Mark A. Slaven
                                                 Title: Chief Financial Officer

                                  EXHIBIT INDEX



 EXHIBIT NO.     DESCRIPTION
 -----------     -----------

    10.1         Amendment to Stephen H. Clark Employment Agreement

    10.2         Amendment to Timothy G. Biltz Employment Agreement

    10.3         Amendment to Mark A. Slaven Employment Agreement

    10.4         Amendment to Paul M. Albert, Jr. Stock Option Agreement